UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 5, 2024 (April 5, 2024)

SIRIUSPOINT LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-36052	98-1599372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Point Building

3 Waterloo Lane

Pembroke HM 08 Bermuda

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: +1 441 542-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Shares, $0.10 par value	SPNT	New York Stock Exchange
8.00% Resettable Fixed Rate Preference Shares, Series B, $0.10 par value, $25.00 liquidation preference per share	SPNT PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 5, 2024, SiriusPoint Ltd. (the “Company”) issued $400 million aggregate principal amount of its 7.000% Senior Notes due 2029 (the “New Notes”). The New Notes were issued pursuant to a Senior Indenture, dated as of April 5, 2024, between the Company and The Bank of New York Mellon, as trustee (the “New Notes Trustee”) (the “Senior Indenture”), as supplemented by a First Supplemental Indenture, dated as of April 5, 2024, between the Company and the New Notes Trustee (the “First Supplemental Indenture”).

The New Notes were offered and sold pursuant to the shelf registration statement on Form S-3 (File No. 333-255917), filed with the U.S. Securities and Exchange Commission (the “Commission”) on May 7, 2021, and a prospectus supplement related to the New Notes dated March 27, 2024 (filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933).

The foregoing description of the Senior Indenture and the First Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full and complete terms contained in the Senior Indenture and the First Supplemental Indenture, each of which is attached hereto as an exhibit and incorporated by reference herein.

Copies of the opinions of Skadden, Arps, Slate, Meagher & Flom LLP and Conyers Dill & Pearman Limited are filed as Exhibit 5.1 and Exhibit 5.2, respectively, hereto.

Item 8.01	Other Events.

On April 5, 2024, the Company announced the early tender results of its previously announced offer to purchase any and all of its outstanding 4.600% Senior Notes due 2026 (the “2026 Notes”) and consent solicitation for the adoption of a proposed amendment to the indenture governing the 2026 Notes (the “2026 Notes Indenture”) to reduce the minimum required notice period for redemption of the 2026 Notes from 30 days to three business days.

Following the early expiration time of 5:00 p.m., New York City time, on April 4, 2024, the Company received requisite consents to amend the 2026 Notes Indenture as proposed and executed a Fourth Supplemental Indenture thereto with The Bank of New York Mellon, as trustee of the 2026 Notes (the “2026 Notes Trustee”) (the “Fourth Supplemental Indenture”). The Company issued a notice of redemption for any outstanding 2026 Notes with a redemption date of April 10, 2024.

The foregoing description of the Fourth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full and complete terms contained in the Fourth Supplemental Indenture, which is attached hereto as an exhibit and incorporated by reference herein.

A copy of the press release announcing the early tender results and receipt of requisite consents for its 2026 Notes is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Senior Indenture, dated as of April 5, 2024, between SiriusPoint Ltd. and The Bank of New York Mellon, as trustee.
4.2	First Supplemental Indenture, dated as of April 5, 2024, between SiriusPoint Ltd. and The Bank of New York Mellon, as trustee.
4.3	Form of Global Security of 7.000% Senior Notes due 2029 (included in Exhibit 4.2).
4.4	Fourth Supplemental Indenture, dated as of April 4, 2024, between SiriusPoint Ltd. and The Bank of New York Mellon, as trustee.
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.
5.2	Opinion of Conyers Dill & Pearman Limited.
23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).
23.2	Consent of Conyers Dill & Pearman Limited (included in Exhibit 5.2).
99.1	Press Release, dated April 5, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2024	/s/ Linda Lin
	Name:	Linda Lin
	Title:	Chief Legal Officer and Corporate Secretary